                                HARVEYS CASINO RESORTS
                          DEFERRED COMPENSATION PARTICIPANTS
                                  CALENDER YEAR 1998


          PARTICIPANTS                    PERCENTAGE/DOLLAR
          ------------                    -----------------
          Aiazzi, Gary                            2%
          Bellotti, John                          $100**
          Cavallaro, Steve                        2.5%
          Evans, Thomas                             *
          Goldberg, Arthur                        13%
          Hewitt, John                            5%
          Ledbetter, Jessica                        *
          Ledbetter, William                        *
          Scharer, Charles                        5%
          Yturbide, Tom                             *

          Barraco, Ed                             5%
          Clerkin, Geri                           5%
          Fletcher, Debbie                        5%

          French, William                         8%
          Hill, Art                               8%
          Welch, Verne                            15%

          Blaume, Heinz                             *
          Ewald, Sue                              10%
          Fletcher, William                       12%
          Herback, Philip                         14%
          Hurst, David                            15%
          Kelmanson, Lou                            *
          Servatius, Kevin                          *





  * No current deduction
 ** Bi-Weekly